UNITED STATES OF AMERICA Before the SECURITIES AND EXCHANGE COMMISSION SECURITIES EXCHANGE ACT OF 1934 Release No. 97631 / May 31, 2023 ADMINISTRATIVE PROCEEDING File No. 3-21474 In the Matter of FIRST GUARANTY BANCSHARES, INC., Respondent. ORDER INSTITUTING CEASE-AND- DESIST PROCEEDINGS PURSUANT TO SECTION 21C OF THE SECURITIES EXCHANGE ACT OF 1934, MAKING FINDINGS, AND IMPOSING A CEASE- AND-DESIST ORDER I. The Securities and Exchange Commission (“Commission”) deems it appropriate that cease- and-desist proceedings be, and hereby are, instituted pursuant to Section 21C of the Securities Exchange Act of 1934 (“Exchange Act”), against First Guaranty Bancshares, Inc. (“FGBI” or “Respondent”). II. In anticipation of the institution of these proceedings, Respondent has submitted an Offer of Settlement (the “Offer”) which the Commission has determined to accept. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission, or to which the Commission is a party, and without admitting or denying the findings herein, except as to the Commission’s jurisdiction over it and the subject matter of these proceedings, which are admitted, Respondent consents to the entry of this Order Instituting Cease- and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order (“Order”), as set forth below.

2 III. On the basis of this Order and Respondent’s Offer, the Commission finds that: Summary 1. FGBI failed to disclose repurchases of its common stock on the open market in its Forms 10-Q and 10-K in connection with an employee stock grant program (“Stock Grant Program” or “Program”) for employees of its wholly-owned subsidiary, First Guaranty Bank (“FGB”), and for annual stock bonus awards made to FGB executives, including FGB’s Chief Executive Officer (“CEO”) and Chief Financial Officer, (“CFO”). 2. From September 2016 through February 2021, FGB used an outside third party, who was not an employee of either FGB or FGBI, to purchase shares of FGBI common stock each quarter on the open market using his own brokerage account. Once the shares were purchased, the third party worked with FGB’s administrative personnel to effectuate the sale of shares to FGB. FGB never took possession of the shares, instead distributing them directly from the third party’s account held at FGB to select employees for that quarter and to its senior executives at year-end. In total, the third party purchased 119,020 shares of FGBI common stock for approximately $2.5 million under these programs. 3. Pursuant to Item 703 of Regulation S-K, 17 C.F.R. § 229.703, FGBI was required to disclose these quarterly and annual purchases made by the third party in FGBI’s Forms 10-Q and 10-K filed with the Commission between March 30, 2017 and May 10, 2021. However, FGBI never disclosed this required information in its quarterly and annual filings. Moreover, FGBI failed to implement controls, policies, or procedures designed to ensure compliance with the disclosure requirements under Item 703. 4. As a result of the conduct described above, FGBI violated Section 13(a) of the Exchange Act and Rules 13a-1, 13a-13, and 13a-15(a) thereunder. Respondent 5. FGBI is a Louisiana corporation headquartered in Hammond, Louisiana. FGBI is a holding company that operates through its wholly-owned subsidiary, FGB, a regional commercial bank. FGBI’s stock is registered with the Commission pursuant to Section 12(b) of the Exchange Act. FGBI’s common stock trades on the NASDAQ Global Market under the ticker “FGBI.” Background A. Disclosure Requirements Regarding Issuer Buybacks 6. During the relevant period, Item 703 of Regulation S-K required that, for all issuer repurchases of equity securities, an issuer must disclose in its next periodic report the following information, in tabular form, for each month of the preceding fiscal quarter: (i) the total number of

3 shares purchased; (ii) the average price paid per share; (iii) the number of shares purchased as part of a publicly announced program; and (iv) the maximum number of shares (or approximate dollar value) that may yet be repurchased under the program. See 17 C.F.R. § 229.703. 7. During the relevant period, Item 703 of Regulation S-K further required tabular disclosure of stock purchases “made by or on behalf of the issuer or any affiliate purchaser.” 17 CFR § 229.703. Rule 10b-18(a)(3) of the Exchange Act defines an affiliated purchaser as a “person acting, directly or indirectly, in concert with the issuer for acquiring the issuer’s securities” or “an affiliate who, directly or indirectly, controls the issuer’s purchases of such securities, whose purchases are controlled by the issuer, or whose purchases are under common control with those of the issuer; provided, however, that ‘affiliated purchaser’ shall not include a broker, dealer, or other person solely by reason of such broker, dealer, or other person effecting Rule 10b-18 purchases on behalf of the issuer or for its account, and shall not include an officer or director of the issuer solely by reason of that officer or director’s participation in the decision to authorize Rule 10b-18 purchases by or on behalf of the issuer.” 17 CFR § 240.10b-18(a)(3). B. FGB’s Stock Grant Program and Year-End Executive Stock Bonuses 8. FGB’s Stock Grant Program was established to provide stock grants to FGB employees each quarter, on a discretionary basis, based on their performance. The Program started in 2007 and FGB’s CEO has overseen the Program since 2009. After FGBI went public in November 2015, and all shares of FGB stock were converted to shares of FGBI common stock, FGB’s CEO recruited the third party to purchase shares of FGBI common stock for the Program. 9. Procedurally, FGB’s CEO put together the list of employees recommended to receive the FGBI stock grants each quarter based on nominations from his direct reports. Once the CEO finalized the list, he sent it to FGBI’s Chairman to approve the list of employee recipients. The CEO would also seek authorization from FGB’s board of directors to authorize spending $75,000 to purchase FGBI stock for that quarter. After obtaining board approval, FGB’s CEO instructed either his administrative assistant or FGB’s administrative officer to inform the third party to purchase the shares. The third party used his personal funds and brokerage account to purchase the FGBI shares. Once the shares were in the third party’s brokerage account, he transferred the shares to a book entry account in his name at FGB, which acted as FGBI’s transfer agent. Thereafter, FGB’s administrative assistant or its administrative officer emailed the third party paperwork to effectuate the purchase and transfer of shares from him. Once the third party signed and executed these documents, FGB would reimburse him for the total amount of shares, plus any applicable fees, and compensate him for his services. FGB never took possession of the shares, instead distributing them directly to recipient employees from the third party’s FGB account. 10. The stock awarded to employees each quarter had no vesting requirements and employees had full ownership of the FGBI shares they received. All FGB employees were eligible to participate, from the lowest level employees to senior management, including FGB’s CFO and CEO. The total authorized amount of the Stock Grant Program each year was approximately

4 $300,000. On average, approximately 100 employees, or 25% of FGB’s employees, would receive stock grants each quarter. 11. Starting in 2017, the same process was utilized by FGB at the conclusion of each year to award stock bonuses to certain FGB executives selected by FGBI’s board of directors. FGBI’s board of directors approved approximately $250,000 to be used to purchase shares for four officers, including FGB’s CFO and CEO. 12. In FGBI’s definitive proxy statements for 2017 through 2021, FGBI disclosed the total shares the CEO and CFO received for the prior year, which included both shares from the Stock Grant Program and year-end executive stock bonuses. FGBI did not disclose in any quarterly or annual reports any information required under Item 703 of Regulation S-K concerning the quarterly stock purchases for the Stock Grant Program or the year-end executive stock bonuses. FGBI was required to disclose these purchases, which were made by the third party who was an “affiliated purchaser” of FGBI as defined under Item 703. See 17 CFR § 240.10b-18(a)(3). C. FGBI’s Lack of Disclosure Controls Concerning Item 703 of Regulation S-K 13. FGBI failed to maintain controls or procedures designed to ensure compliance with the disclosure requirements under Item 703 of Regulation S-K in connection with the quarterly stock purchases for the Stock Grant Program and year-end executive stock bonuses. Although FGBI maintained written procedures and checklists pertaining to disclosures required by the federal securities laws, FGBI had no controls or procedures in place for FGBI’s annual filings designed to ensure FGBI disclosed the quarterly share purchases in its Forms 10-K under Item 703. With respect to FGBI’s quarterly filings on Forms 10-Q, FGBI maintained a Form 10-Q checklist that had only the one question pertaining to Item 703. However, FGBI’s controls and procedures were not designed to ensure that the quarterly purchases made by the third party, an affiliated purchaser of FGBI, would be disclosed under Item 703. Violations 14. As a result of the conduct described above, FGBI violated Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder, which require every issuer of a security registered pursuant to Section 12 of the Exchange Act to file with the Commission annual and quarterly reports containing such information as the Commission’s rules prescribe. 15. As a result of the conduct describe above, FGBI violated Section 13(a) of the Exchange Act and Rule 13a-15(a) thereunder, which require every issuer of a security registered pursuant to Section 12 of the Exchange Act to maintain disclosure controls and procedures as defined in Rule 13a-15(e).1 1 Rule 13a-15(e) defines “disclosure controls and procedures” as “controls and other procedures of an issuer that are designed to ensure that information required to be disclosed by the issuer in the reports that it files or submits under the [Exchange] Act . . . is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.”

5 IV. In view of the foregoing, the Commission deems it appropriate to impose the sanctions agreed to in Respondent FGBI’s Offer. Accordingly, it is hereby ORDERED that: A. Pursuant to Section 21C of the Exchange Act, Respondent FGBI cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1, 13a-13, and 13a-15(a) thereunder. B. FGBI shall, within 10 days of the entry of this Order, pay a civil money penalty in the amount of $600,000.00 to the Securities and Exchange Commission for transfer to the general fund of the United States Treasury, subject to Exchange Act Section 21F(g)(3). If timely payment is not made, additional interest shall accrue pursuant to 31 U.S.C. §3717. Payment must be made in one of the following ways: (1) Respondent may transmit payment electronically to the Commission, which will provide detailed ACH transfer/Fedwire instructions upon request; (2) Respondent may make direct payment from a bank account via Pay.gov through the SEC website at http://www.sec.gov/about/offices/ofm.htm; or (3) Respondent may pay by certified check, bank cashier’s check, or United States postal money order, made payable to the Securities and Exchange Commission and hand-delivered or mailed to: Enterprise Services Center Accounts Receivable Branch HQ Bldg., Room 181, AMZ-341 6500 South MacArthur Boulevard Oklahoma City, OK 73169 Payments by check or money order must be accompanied by a cover letter identifying FGBI as a Respondent in these proceedings, and the file number of these proceedings; a copy of the cover letter and check or money order must be sent to Glenn Gordon, Associate Regional Director, Division of Enforcement, Securities and Exchange Commission, 801 Brickell Avenue, Suite 1950, Miami, FL 33131. C. Amounts ordered to be paid as civil money penalties pursuant to this Order shall be treated as penalties paid to the government for all purposes, including all tax purposes. To preserve the deterrent effect of the civil penalty, Respondent agrees that in any Related Investor Action, it shall not argue that it is entitled to, nor shall it benefit by, offset or reduction of any award of compensatory damages by the amount of any part of Respondent’s payment of a civil

6 penalty in this action (“Penalty Offset”). If the court in any Related Investor Action grants such a Penalty Offset, Respondent agrees that it shall, within 30 days after entry of a final order granting the Penalty Offset, notify the Commission’s counsel in this action and pay the amount of the Penalty Offset to the Securities and Exchange Commission. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this proceeding. For purposes of this paragraph, a “Related Investor Action” means a private damages action brought against Respondent by or on behalf of one or more investors based on substantially the same facts as alleged in the Order instituted by the Commission in this proceeding. By the Commission. Vanessa A. Countryman Secretary